Exhibit 3.214

CERTIFICATE OF LIMITED PARTNERSHIP
OF
MAJORCO SUB, L.P.

This Certificate of Limited Partnership of MAJORCO SUB, L.P. (the “Partnership”, dated as of the 28th day of March, 1995, is being duly executed and filed by MAJORCO, L.P., a limited partnership organized under the laws of the State of Delaware, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.).

1.           Name. The name of the limited partnership formed hereby its MajorCo Sub, L.P.

2.           Registered Office. The registered office of the Partnership in the State of Delaware is located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.           Registered Agent. The name and address of the registered agent of the Partnership for service of process in the state of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4.           General Partner. The name and business address of the general partner of the Partnership is as follows:

MajorCo, L.P.
9221 Ward Parkway
Suite 100
Kansas City, Missouri 54114

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership at MajorCo Sub, L.P. as of the date first above written.

MAJORCO, L.P., as General Partner

By:	Sprint Spectrum, L.P., a General Partner

	By:	/s/ Don A. Jensen

		Title:	Vice President

2

CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF LIMITED PARTNERSHIP
OF
MAJORCO SUB, L.P.
#2494229

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is MajorCo Sub, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited Partnership is amended as follows:

The name of the limited partnership is Sprint Spectrum L.P.

The undersigned, a general partner of the partnership, executed this Certificate of Amendment on the 28th day of February, 1996.

SPRINT SPECTRUM HOLDING COMPANY, L.P. as General Partner

By:	/s/ Robert M. Meumeister, Jr.

	Name	Robert M. Meumeister, Jr.
	Title:	Chief Financial Officer

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
SPRINT SPECTRUM L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is SPRINT SPECTRUM L.P.

SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 1013 Centre Road, Wilmington, Delaware 19805, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

The undersigned, a general partner of the partnership, executed this Certificate of Amendment on August 28th, 1996.

/s/ Charles Wunsch
Sprint Spectrum Holding, L.P. General Partner
By:	Charles Wunsch
Assistant Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is American PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on November 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of November, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Cedar TowerCo, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on November 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of November, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is PhillieCo, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on December 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of December, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Northern PCS Services, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Minnesota.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on December 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of December, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is American PCS Communications, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on December 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of December, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is American PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on November 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of November, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is APC PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on November 30, 2016.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 28th day of November, A.D., 2016.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is WirelessCo, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on January 31, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 26th day of January, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is AirGate PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Alamosa (Wisconsin) Properties, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Wisconsin.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The effective date of this Certificate Merger shall be July 1, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 30th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Alamosa Missouri Properties, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Missouri.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on July 1, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 30th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Alamosa Missouri, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Missouri.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Alamosa Properties, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Texas.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on July 1, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 30th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Alamosa Wisconsin, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Wisconsin.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The effective date of this Certificate of Merger shall be June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Southwest PCS Properties, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on July 1, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 30th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Southwest PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Oklahoma.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The effective date of this Certificate of Merger shall be June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Texas Telecommunications, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Texas.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Washington Oregon Wireless Properties, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The effective date of this Certificate of Merger shall be June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Washington Oregon Wireless, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Oregon.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on June 30, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 29th day of June, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
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STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Sprint PCS License, L.L.C., a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on August 31, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 30th day of August, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
FOREIGN LIMITED LIABILITY COMPANY INTO
A DOMESTIC LIMITED PARTNERSHIP

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Sprint Telephony PCS, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on December 29, 2017.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 26th day of December, A.D., 2017.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
A DOMESTIC LIMITED LIABILITY COMPANY
INTO A DOMESTIC LIMITED PARTNERSHIP

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act.

First: The name of each constituent corporation is Sprint Spectrum L.P., a Delaware Limited Partnership.

Second:  The name of the Limited Liability Company being merged into the Limited Partnership is Sprint Spectrum Equipment Company, LLC, a Domestic Limited Liability Company.

Third:  The jurisdiction in which this Limited Liability Company was formed is Delaware.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is Sprint Spectrum L.P.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving Delaware Limited Partnership and the address thereof is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving Limited Partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: This merger is to become effective on October 31, 2018.

IN WITNESS WHEREOF, said Limited Partnership has caused this certificate to be signed by its general partner(s), this 26th day of October, A.D., 2018.

By:	/s/ Stefan K. Schnopp
General Partner

	Name	Stefan K. Schnopp Vice President of Sprint Spectrum Holding Company, LLC, General Partner
Print or type